UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a 12

BRINKER CAPITAL DESTINATIONS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0 11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date File:

JULY 2020 Proxy vote coming soon Periodically, the Brinker Capital Destinations Trust (the “Funds”) hold shareholder meetings to consider and act upon proposals impacting the Funds. What is a proxy vote? Prior to any shareholder meeting, shareholders will receive documents notifying them of an upcoming meeting and providing detailed information on certain proposals on which they will be asked to vote on at the meeting. A proxy vote allows shareholders to exercise their right to vote without attending the shareholder meeting in person. Your client can vote easily by following the instructions when they receive their proxy materials and ballot. It is recommended that your clients sign up for e-delivery to receive materials faster and with less paper and to take advantage of quick and easy online voting. Why do mutual funds send proxy materials and ask shareholders to vote? Under Securities and Exchange Commission (SEC) rules and regulations, mutual funds are required to seek shareholder approval on certain fund changes, including, for example, a change in ownership of a mutual fund’s investment adviser. The SEC requires mutual funds to send proxy materials any time shareholders are asked to vote. These materials are provided in advance of the shareholder meeting, and they contain important details on the proposals and how your client can vote. Why is it important? Each Fund is owned by its shareholders, so your client ’s participation is important. SEC regulations require a specific percentage of shareholders to vote in order for a proposal to pass. By voting early, your clients help limit the additional costs and delays associated with soliciting their vote. What is my client voting for? Brinker Capital, Inc. (the “Adviser”) serves as investment adviser to the Funds. Brinker Capital, Inc. is currently a wholly-owned subsidiary of Brinker Capital Holdings, Inc. and the owners of Brinker Capital have decided to sell to a new owner: GT Polaris Inc., a newly formed entity controlled by funds affiliated with Genstar Capital Partners LLC and TA Associates Management, L.P. (“Buyer”). This transaction is subject to standard closing conditions and regulatory approvals and is expected to be completed during the third quarter of 2020, contemporaneously with Buyer’s acquisition of Orion Advisor Solutions and its affiliates (“Orion”). As part of the transaction, Brinker Capital’s business will be combined with Orion’s business. Once the transaction is complete, Buyer will indirectly own Brinker Capital. For more information on the transaction, Buyer,and Orion, please visit: http://clients0.brinkercapital.com/wp-content/uploads/Brinker-Capital-merger.pdf. Accordingly, this transaction will result in a change in control of the Adviser, which will result in the automatic assignment of the investment advisory agreement between the Adviser and the Funds. Shareholders are being asked to approve the new investment advisory agreement with the Adviser. What is a proxy solicitor/tabulator, and what is its role? A proxy solicitor is a company working on behalf of a mutual fund firm to assist with the delivery of proxy materials, coordination of voting processes, tabulation of votes to determine whether sufficient votes have been received for shareholder approval, and, sometimes, solicitation of additional votes to ensure a matter is approved.

What should my client expect? If your client did not previously delegate their proxy voting authority, they will receive their proxy statement and ballots, or a notice indicating how to obtain the proxy statement and vote their shares, by US Mail or by email. If your client receives the proxy notice and ballots via US Mail, they will receive the proxy notice regarding background information about the proxy along with one ballot for each Destinations mutual fund they own. Your client should follow the instructions on the ballot to vote online (the fastest and easiest way to vote), send in their vote by US Mail where they will need to sign each ballot and return it in the self-addresses stamped envelop, or vote by telephone. If your client enrolled in e-deliver y for proxy materials, they will receive a separate email proxy notification for each Destinations mutual fund they own. Once your client votes a ballot, they will be prompted to vote the remaining ballots. Please be sure your client votes a ballot for each fund they own or not all of their votes will be recorded. Because regulations require that each fund receive a certain number of votes, the Funds’ proxy solicitor may reach out to your client by phone or email if they don’t vote promptly. These calls and emails will cease as soon as we register your client ’s vote. Can my client receive their proxy ballot electronically? At this time, we cannot change the proxy ballot delivery method from US Mail to electronic delivery. However, if your client would like to receive all future proxy materials via e-deliver y, you or your client may contact Brinker Capital at inquir y@brinkercapital.com. Can my client delegate their proxy vote to Brinker Capital? At this time we cannot change the ability for your client to delegate their proxy vote to the Adviser. However, your client may elect to delegate all future proxy voting responsibilities by completing the Document Redirection Authorization Form and emailing it to inquir y@brinkercapital.com. Once the form is received and processed, their account will be updated. What if my client deleted the email they received or misplaced the proxy notice and ballots received via US Mail? You or your client may contact Brinker Capital at inquir y@brinkercapital.com and we will instruct the proxy solicitor to resend the notice and ballots. Who will receive a notice for the Destinations mutual funds available in Brinker Capital Retirement Plan Services? The proxy notice for the Destinations mutual funds in Brinker Capital Retirement Plan Ser vices will be sent to plan sponsors. BrinkerCapital.com 800.333.4573 1055 Westlakes Drive, Suite 250 Berwyn, PA 19312 GRE AT IDE AS + STRONG DISCIPLINE = BE T TER OUTCOME STM This material is not a substitute for the Proxy Statement that the Destinations mutual funds will file with the SEC. You are urged to read the Proxy Statement when it becomes available because it will contain important information. The Proxy Statement and related documents will be filed by Brinker Capital Destinations Trust with the SEC and will be available free of charge at the SEC’s website, www.sec.gov. Investors should consider the investment objectives, risks, charges, and expenses carefully before investing. For a prospectus with this and other information about the Funds, please call 877.771.7979. Read the prospectus carefully before investing. An investment in the Funds is subject to risks, and investors could lose money on their investment. Outcomes depend on the skill of the sub-advisers and adviser and the allocation of assets amongst them, as well as market fluctuations and industry/economic trends, etc. There can be no assurance the Funds will achieve their investment objectives. Destinations Funds, distributed by Foreside Fund Services, LLC. For financial advisor use only. Brinker Capital, a registered investment advisor.